Exhibit 10.1
AMENDMENT NO. 2
     This AMENDMENT NO. 2 (the “Amendment”) to the Employment Agreement (the “Agreement”) dated as of May 13, 2009 by and between SRA International, Inc. (“SRA”) and Richard J. Nadeau (the “Employee”), as amended by Amendment No. 1 dated March 23, 2011 (“Amendment No. 1”) is made as of this 18th day of April, 2011.
WITNESSETH
     WHEREAS, SRA and the Employee desire to amend the Agreement on the terms set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Section 7 is hereby amended by adding the following to the end thereof:
     “Notwithstanding anything to the contrary contained herein, this Section 7 shall not apply to the Employee after the termination of his employment for any reason within the two year period commencing after a Change in Control.”
2.	Amendment No. 1 is hereby corrected by restating the first clause of Section 3 of Amendment No. 1 to read: “A new Section 5(h) is hereby added as follows:”
3.	Except as otherwise provided herein, the Agreement shall continue in accordance with its current terms and conditions.
WHEREAS, the parties have set their hands and seals as follows:

/s/ Richard J. Nadeau	April 18, 2011

Richard J. Nadeau	Date

SRA INTERNATIONAL, INC.

By:	/s/ Stan Sloane	April 18, 2011
Stan Sloane		Date
President & Chief Executive Officer